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                                                                  Exhibit 10.38

                                 KILROY REALTY, L.P.

                                    MODIFIED NET
                             INDUSTRIAL BUILDING LEASE


     THIS MODIFIED NET INDUSTRIAL BUILDING LEASE (this "Lease") is executed this ____ day of ____________, 1997, between KILROY REALTY, L.P., a Delaware Limited Partnership, KILROY REALTY CORPORATION, a Maryland Corporation, General Partner (hereafter called "Lessor") and HOLLINGSEAD INTERNATIONAL, a California Corporation (hereinafter called "Lessee").

                                 W I T N E S S E T H:

     Lessor hereby leases to Lessee, and Lessee hires from Lessor, that certain real property ("Real Property") with the improvements comprising approximately fifty-eight thousand three hundred three (58,303) rentable square feet, structures, buildings and fixtures located therein or thereon and all appurtenances thereto (the "Improvements"), with the street address of 12442 Knott Avenue, City of Garden Grove, State of California and more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof, subject to governmental regulations and matters of record, for and during the term of seven (7) years, commencing on November 1, 1997 ("the Commencement Date") and ending on October 31, 2004. The Real Property and the Improvements shall sometimes hereinafter be collectively referred to as the "Premises."

     It is further mutually agreed between the parties as follows:

1. RENT. Lessee agrees to pay to Lessor as rent for the Premises, payable at such place as may be designated by Lessor in writing, in lawful money of the United States of America, the sum of Thirty-One Thousand Four Hundred Eighty-Three and 62/100 ($31,483.62) Dollars ($0.54 per rentable square foot) per month, in advance, on the lst day of each calendar month occurring after the Commencement Date through April 30, 2001 and the sum of Thirty-Seven Thousand Six Hundred Five and 44/100 ($37,605.44) per month ($0.645 per rentable square foot) from May 1, 2001 through October 31, 2004, as said term is fixed under the preceding paragraph hereof. Lessee's obligation hereunder for the first and last month shall be prorated on the basis of the commencement and expiration, respectively, of Lessee's right of occupancy.

2. SECURITY DEPOSIT. Lessee further agrees to pay to Lessor Thirty-One Thousand Four Hundred Eighty-Three and 62/100 ($31,483.62) Dollars as a security deposit to be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants and conditions of this Lease to be kept and performed by Lessee during the term hereof. If Lessee defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Lessor may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of rent or any other sum in default, or for the payment of any amount which Lessor may spend or become obligated to spend by reason of Lessee's default, or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of said deposit is so used or applied, Lessee shall within ten (10) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep this security deposit separate from its general funds, and Lessee shall not be entitled to interest on such deposit. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be


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returned to Lessee or, at Lessee's option, to the last assignee of Lessee's interest hereunder at the expiration of the Lease term. In the event of termination of Lessor's interest in this Lease, Lessor shall transfer said deposit to Lessor's successor-in-interest.

     If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security so that the amount of deposit held by Lessor shall at all times bear the same proportion to the then current rent as the original security deposit bears to the original monthly rent set forth in paragraph 1, hereof.

3. USE. The Premises are leased to Lessee for the purpose of conducting therein light manufacturing, assembly and distribution of avionic equipment and for any other use which is reasonably comparable and for no other purpose. Lessee covenants and agrees that it shall not use the Premises in a manner which would constitute a nuisance or cause an unreasonable annoyance to any other lessee of Lessor or to Lessor, and that if Lessee violates this covenant, Lessee shall immediately cease and refrain from engaging in such use upon notice from Lessor.

4. EARLY/DELAY IN POSSESSION. Lessee shall be permitted early access to the Premises on October 1, 1997 for the purposes of preparing the building located thereon for occupancy and use by Lessee, including without limitation the installation and electrical hookup of machinery and equipment used in Tenant's business; provided, however, that Lessee's preparation for occupancy and use shall not unreasonably interfere with any ongoing construction of tenant improvements in, and/or the refurbishing of, the building comprising a portion of the Premises. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions hereof but such occupancy shall not advance the Commencement Date or the termination date, and Lessee shall not be required to pay rent for such period of early occupancy. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within one hundred twenty (120) days from said Commencement Date, Lessee may, at Lessee's option, by notice in writing to Lessor within thirty (30) days thereafter, but not subsequent to the date possession of the Premises is tendered to Lessee, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said thirty (30) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

5. WASTE. Lessee shall not commit, or suffer to be committed, any waste upon said Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other lessee in the building in which the Premises may be located.

6. COMPLIANCE WITH LAW. Lessor warrants to Lessee that the Premises, in its state existing on the date that the Lease term commences, but without regard to the use for which Lessee will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then after written notice from Lessee, Lessor's sole obligation with regard to such warranty is to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not


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give to Lessor written notice of the violation of this warranty within six (6)
months from the later of (a) Lease Commencement Date, or (b) the date Lessee takes actual possession of the Premises, the correction of same shall be the obligation of Lessee at Lessee's sole cost. The warranty contained in this paragraph shall be of no force or effect if, prior to the date of this Lease, Lessee was the owner or occupant of the Premises, and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

     Lessee shall at its sole cost, comply with all covenants, conditions and restrictions of record or later recorded, and all ordinances, statutes, rules and regulations of any lawful authority (including without limitation the Americans With Disabilities Act) having jurisdiction over Lessee or the Premises now in force or which may thereafter be in force, relating to the use, condition or occupancy of said Premises, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises. If Lessor gives Lessee notice of Lessee's noncompliance with any of the matters or requirements set forth in this paragraph, Lessee shall within a reasonable time period cause said Premises to comply. In the event Lessee does not bring its use, occupancy or the condition of the Premises into compliance within such reasonable time period, Lessor reserves the right, at its option, to do so, and charge the cost and expense thereof to Lessee together with the maximum permissible interest from the date of Lessor's payments, and Lessee promises to and agrees to pay the cost and expense thereof.

7. ALTERATIONS. Except in the event of an emergency, Lessee shall not make or suffer to be made, any alterations, additions or utility installations ("an Alteration") on or about said Premises which violate any ordinance, statute law, rule or regulation (including without limitation the Americans With Disabilities Act). Further, any Alteration on or to the Premises shall not be made without the prior written consent of Lessor. Lessor's prior written consent shall not be necessary for emergency repairs. Unless otherwise agreed in writing by Lessor and Lessee, any Alterations of said Premises, except movable furniture and trade fixtures, shall become at once a part of the realty and belong to Lessor. Lessor shall have the right to increase the security deposit under paragraph 2 hereof in an amount reasonably calculated in good faith by Lessor to cover the cost to repair the altered portion of the Premises to its original condition, and Lessee covenants to immediately remit to Lessor such increased security deposit. Lessee shall furnish Lessor with plans and specifications or other detailed information covering such work, and, upon Lessor's written request, furnish Lessor with a lien and completion bond to insure payment of the costs thereof. Any and all costs of such Alterations, additions or installation shall be borne and paid, on or before the due date, by Lessee. Upon the termination of this Lease for any reason, Lessee shall be required at Lessor's option (to be exercised at any time) to remove said Alterations from the Premises and to restore said Premises to their original condition at the sole cost of Lessee. Upon the failure of Lessee to restore the Premises to their original condition, Lessor may utilize the security deposit or any portion thereof to restore the Premises or correct any loss or damage to the Premises at the sole cost of Lessee. Notwithstanding the foregoing sentence, if Lessee anticipates that it would prefer to leave in place as a part of the Premises any Alteration, then concurrently with Lessee's request for approval of such Alteration, Lessee shall request of Lessor that Lessor consent to such Alteration remaining as a part of the Premises upon the termination of this Lease. Lessor may give or withhold such consent, in whole or part, acting in a commercially reasonable manner. If Lessor does not so consent then Lessee shall comply with the preceding provisions of this paragraph 7.

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8.   FIXTURES. All signs and all trade fixtures and trade equipment which have been or may be installed, placed or attached in or about the Premises by Lessee shall always remain the property of Lessee and upon termination by expiration of time or otherwise of this Lease, or at any prior time, Lessee shall remove all or any of said signs, trade fixtures and trade equipment so installed, placed or attached provided, however, that any damage caused to the Premises by reason of such removal shall be repaired and paid by Lessee. Lessor may at the termination of this Lease at its option require the removal by Lessee at the expense of Lessee of any signs, trade fixtures, trade equipment or other property installed, placed or attached to, in or about the Premises by Lessee. Any property of Lessee not removed from the said Premises upon the termination of this Lease or within a reasonable time thereafter shall at the option of Lessor be deemed abandoned by Lessee and become the property of Lessor. Any consents to the filing of UCC Financing Statements or similar security instruments may be unreasonably withheld by Lessor in its sole discretion. In the event Lessor consents to any such security instrument being filed with the applicable governmental entity, Lessee shall pay all of Lessor's legal fees incurred in connection therewith.

9. TAXES AND ASSESSMENTS. In addition to the rental hereinbefore provided to be paid, Lessee covenants and agrees to timely reimburse Lessor for all taxes which may be imposed upon the Premises, including the land and improvements constituting the same. Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the amount and the reasonable computation thereof but in no event shall Lessee be required to tender payment for taxes more than thirty (30) days prior to the due date therefor. Lessee's obligation hereunder for the first year and the last year shall be prorated on the basis of the commencement and expiration, respectively, of Lessee's right of occupancy.

          a. The term "real property tax" shall mean and include any form of assessment, license fee, license tax, business license fee, business license tax, commercial rental tax, levy, charge, penalty, tax or similar imposition, imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Lessor in the Premises, including, but not limited to, the following: (i) any tax on Lessor's right to rent or other income from the Premises or against Lessor's business of leasing the Premises; (ii) any assessment, tax, fee, levy or charge in substitution, partially or totally of any assessments tax, fee, levy or charge previously included within the definition of real property tax, it being recognized by Lessee and Lessor that several modifications of the property law enacted by the voters of the State of California have restricted revenues raised through the property tax and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Lessee and Lessor that all new and increased assessments, taxes, fees, levies and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of "real property tax" for the purpose of this Lease; (iii) any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any tax on Lessor's right to receive, or the receipt of, rent or income from the Premises or against Lessor's business of leasing the Premises levied by the state, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by


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Lessor or Lessee of the Premises, or any portion thereof; and (iv) any assessment, tax, fee, levy or charge upon this transaction or any document to which Lessee is a party, creating or transferring an interest or an estate in the Premises. "Real Property tax" shall not include Lessor's federal or state income, franchise, inheritance, gift or estate taxes.

          b. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel or other basis assessed, tax levied or charged, such proportion to be reasonably determined in good faith by Lessor from the respective valuations assigned in the taxing entity's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

          c. Lessee shall pay prior to delinquency or reimburse Lessor for all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere, which taxes shall include taxes of every kind and nature levied and assessed in lieu of, in substitution in whole or in part for, or in addition to, existing or additional personal property taxes, whether or not now customary or within the contemplation of the Lessor or the Lessee. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's personal property.

10. UTILITIES. Lessee shall pay for all sewer, water, gas, heat, light, power, telephone and other utilities and services of every kind supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion (to be determined by Lessor) of all charges jointly metered with other Premises.

11. ACCEPTANCE OF PREMISES. Subject to subparagraphs 37a and 37b below, by entry hereunder, Lessee hereby accepts the Premises in their condition existing as of the Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

12. MAINTENANCE. Lessee shall at its sole cost keep and maintain the Premises and appurtenances and every part thereof (except foundations which Lessor agrees to repair), including windows and skylights, if any, sidewalks adjacent to said Premises, the exterior roof and exterior walls, and any storefront and interior of the Premises in good, safe and sanitary order, condition and repair, hereby waiving all right to make repairs at the expense of Lessor whether or not such right arises by operation of law or otherwise. In the event it becomes necessary to repair or replace the exterior roof, any such work shall be performed in accordance with Lessor's specifications then in effect. Lessor shall have the responsibility to paint the exterior walls of the Premises, at Lessee's sole cost and expense, no more often than every five (5) years from the date of the last such painting. Lessee agrees to promptly reimburse Lessor for all reasonable costs incurred in connection with such painting activity after Lessor shall have


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given within notice of such costs to Lessee but in no event shall such reimbursement be later than the due date of Lessee's next installment of rent.

     Except as expressly provided in this Lease, Lessor shall have no duty, obligation or liability whatsoever to care for or maintain the Premises or the building of which the Premises may be a portion, including but not limited to structural or nonstructural portions of the Premises and all adjacent sidewalks, landscaping maintenance, driveways, parking lots, fences and signs located in the areas which are adjacent to and included with the Premises. In the event that by any express provision of this Lease, Lessor agrees to care for, repair or maintain all, or any part of the Premises or the building of which it is a part, such agreement on the part of Lessor shall constitute a covenant only, and no obligation or liability whatsoever shall exist on the part of Lessor to Lessee or any other person by reason thereof unless and until Lessee shall have first served upon Lessor personally a prior thirty (30) day notice in writing specifying with particularity the provision of this Lease whereunder said duty on the part of Lessor is claimed to exist, together with the repairs required to be made by Lessor in the performance of such duty.

     In the event Lessor fails to make the repairs required to be made by Lessor under the terms of this Lease, Lessee may (but shall be under no obligation to do so) make said repairs and offset the cost thereof against the next installment of rent together with interest at the rate set forth in paragraph 34 below, from the date of Lessee's payments.

     In the event Lessee fails to make the repairs required to be made by Lessee under the terms of this Lease, Lessor may (but shall be under no obligation to do so) enter upon the Premises and make said repairs and charge the cost thereof to Lessee as part of the next installment of rent together with interest at the rate set forth in paragraph 34 below, from the date of Lessor's payments, and Lessee promises and agrees to pay the cost thereof.

13. CONDITION UPON TERMINATION. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

     In the event Lessee terminates this Lease for any reason whatsoever prior to the expiration of the term hereof, Lessee shall pay Lessor the full cost it would incur in order to return the Premises to its original condition, including repainting, replacement of carpeting and other floor surfaces, replacement of ceiling tile and plumbing fixtures, replacement of landscaping, and any and all additional replacement costs it would incur in restoring the Premises to its original condition, ordinary wear and tear excepted. Any decision to replace or repair any item referenced above shall be made solely at Lessor's reasonable, good faith discretion.

14. LIENS. Lessee shall keep said Premises free of all liens arising out of work done for or debts or taxes incurred by or assessed to Lessee and agrees to hold Lessor harmless therefrom. If Lessor discharges any such lien, Lessee agrees to save Lessor harmless therefrom and to pay Lessor thereon the cost of discharging such lien together with interest at the rate set forth in paragraph 34 below, from the date Lessor discharges such lien together with Lessor's costs and reasonable attorney's fees in


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connection with the settlement, trial or appeal of any such lien matter, which sum shall be payable with the next installation of rent due.

15. LIABILITY AND INDEMNITY. Lessee covenants and agrees to indemnify, hold harmless, save and defend Lessor from and against any and all loss, damage, claim, cost, charge or expense arising or resulting from: (i) Lessee's use of the Premises; (ii) the conduct of Lessee's business or anything else done or permitted by Lessee to be done in or about the Premises; (iii) any breach or default in the performance of Lessee's obligations under this Lease; or (iv) other acts or omissions of Lessee. Lessee shall defend Lessor against any such loss, damage, claim, cost, charge or expense at Lessee's sole cost and expense with counsel reasonably acceptable to Lessor or, at Lessor's election, Lessee shall reimburse Lessor for any legal fees or costs incurred by Lessor in connection with any such claim. As a material part of the consideration to be rendered to Lessor, Lessee hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause other than Lessor's negligence or willful misconduct and Lessee hereby waives all claims against Lessor and agrees to indemnify Lessor against all claims in respect thereof, except for any claim arising out of Lessor's negligence or willful misconduct.

     Lessee further covenants and agrees to indemnify, hold harmless, save and defend Lessor from and against any and all claims, liens, liability, loss or damage, including, but not limited to, costs, expenses, and attorneys' fees arising out of Lessee's obligations under the California Occupational Safety and Health Act or any similar laws or statutes pertaining to the provision of a safe place or safe equipment to employees.

     Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, if any, of the building in which the Premises are located.

16. INSURANCE. No use shall be made or permitted to be made of said Premises, nor acts done, which will increase the existing rate of insurance upon the building in which said Premises may be located, or cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell, or permit to be kept, used or sold, in or about said Premises, any article which may be prohibited by standard form of fire insurance policies. Lessee shall at its sole cost assume any increase of fire insurance premiums on the entire building necessitated by reason of the Lessee's occupancy. Lessee shall, at its sole cost, comply with any and all requirements pertaining to the use of said Premises of any insurance organization or company necessary for maintenance of reasonable fire and public liability insurance, covering said building and appurtenances.

     Lessee hereby waives any and all rights of action or recovery against Lessor for loss of, damage to or destruction of property of Lessee or property of others in custody of Lessee on the Premises occasioned by perils insured in standard fire and extended coverage insurance policies.


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     Lessee shall procure and supply to Lessor a written waiver of subrogation for the benefit of Lessor on all fire and extended coverage insurance policies carried by Lessee insuring Lessee's property at the Premises.

     Lessee agrees to maintain at its sole cost during the term hereof the following insurance with respect to the Premises and the use thereof, namely:

          a. Comprehensive public liability and property damage liability insurance (including contractual liability insurance for liabilities assumed under this Lease, and including products and completed operations insurance) with limits of not less than $1,000,000.00 for injuries to or death to any one person and $1,000,000.00 for injuries to or deaths arising out of any one occurrence, and $1,000,000.00 for injury to or destruction of property arising out of any one occurrence, and $3,000,000.00 cumulative from all events. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $10,000.00 per occurrence, and the Lessee shall be liable for such deductible amount.

          b. Fire and extended coverage insurance covering the Premises in the principal amount of $1,000,000.00. Lessor shall have the option of procuring and providing this fire and extended coverage insurance by written notification to Lessee at the time of execution of this Lease or of execution of any extension thereof in which event Lessee agrees to pay the cost of such insurance in addition to the rental and other costs and considerations set forth elsewhere in this Lease. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $10,000.00 per occurrence, and Lessee shall be liable for such deductible amount.

          c. Rental value insurance with loss payable to Lessor and any lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor for one (1) year (including all real property taxes, insurance costs and any scheduled rental increases). Said insurance shall provide for one
(1) full year's loss of rental revenues from the date of any such loss, and the amount of coverage shall be adjusted annually to reflect the projected rental income, real property taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next twelve (12) month period.

          d. Boiler and Machinery Insurance in the event pressure vessels are used on the Premises which do not fall within the scope of the extended coverage provisions of the fire insurance policy.

     Lessor shall have the right to review the amount of insurance coverage annually and to require a higher principal amount of insurance if such a higher limit is recommended by the insurance company or required by a lender whose loan is secured by the Premises.

     If Lessee fails to procure or maintain the insurance required of Lessee, Lessor may obtain such insurance at Lessor's option and charge Lessee the costs thereof.

     Each policy of insurance to be obtained by Lessee shall be placed with a company reasonably acceptable to Lessor and shall provide that Lessor is a named insured, and no such policy may be cancelled or coverage reduced without thirty
(30) days prior written notice to Lessor and Lessee. Lessee shall furnish
Lessor with written evidence satisfactory to Lessor of such insurance prior to occupancy of the Premises and shall deliver to Lessor a renewal certificate of such insurance on or before fifteen (15) days prior to its expiration.


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17.  WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under this Agreement, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

18. LESSOR'S RIGHT OF ENTRY. Lessee shall permit Lessor and its agents to enter into and upon said Premises at all reasonable times to show said Premises to prospective purchasers, lenders or lessees or for the purpose of inspecting the same or for the purpose of maintaining the building in which said Premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-liability for alterations, additions, or repairs, or for the purpose of placing upon the property in which the said Premises are located any usual or ordinary "for sale" signs, without any abatement of rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Premises thereby occasioned; and shall permit Lessor, at any time within one hundred eighty (180) days prior to the expiration of this Lease, to place upon said Premises any usual or ordinary "to let" or "to lease" signs, also without abatement of rent or liability to Lessee.

19. SIGNS. Lessor has reserved the exclusive right to the exterior front walls, sidewalls, rear walls, and roof of said Premises, and Lessee shall not place or permit to be placed upon said sidewalls, real wall, or roof, any sign, advertisement, or notice without the prior written consent of Lessor, in its sole but reasonable discretion.

20. ABANDONMENT. Lessee shall not vacate or abandon the Premises at any time during the term hereof.

21. PARTIAL AND TOTAL DESTRUCTION. In the event of (i) a partial destruction of said Premises or the building containing same during said term which requires repairs to either said Premises or said building, or (ii) said Premises or said building being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Lessee's act, use or occupation, which declaration requires repairs to either said Premises or said building, Lessor shall forthwith make such repairs required, provided such repairs can be made within one hundred twenty (120) days under the laws and regulations of authorized public authorities, but such partial destruction (including any destruction necessary in order to make repairs required by any such declaration) shall in no way annul or void this Lease, except that Lessee shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall reasonably interfere with the business carried on by Lessee in said Premises. If such repairs cannot be made within one hundred twenty (120) days, Lessor may, at its option, make same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately abated, as in this paragraph provided. In the event that Lessor does not so elect to make such repairs which cannot be made within one hundred twenty (120) days, or such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of either party. In respect to any partial destruction (including any destruction necessary in order to make repairs required by any such declaration) which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provision of Section 1932,

Subdivision (2), and Section 1933, Subdivision (4) of the Civil Code of the State of California are waived by Lessee. In the event said destruction or damage is substantial and occurs during the last six (6) months of the term of this Lease, Lessor, at its option, may terminate and cancel this Lease. A total destruction (including any destruction required by an authorized public authority) of either said Premises or said building shall terminate this Lease.

22. CONDEMNATION. If said Premises or any part thereof are taken under the power of eminent domain, this Lease shall terminate as to the part so taken as of the date the condemning authority takes possession thereof. In such event the rent shall be reduced in the proportion that the floor area taken relates to the total floor area prior to the taking. If more than ten (10%) percent of the floor area of the building located on said Premises or more than fifteen (15%) percent of the area leased hereunder but not occupied by any building is taken by condemnation only then, may Lessee, at Lessee's option, terminate this Lease as of the date the condemning authority takes possession of said condemned portion by giving written notice of termination to Lessor within ten (10) days after receiving notice from Lessor that the condemning authority is taking such possession. If Lessee does not terminate this Lease as hereinabove immediately provided, then the rent payable shall be reduced as set forth above. Any compensation awarded as damages for the taking of said Premises or the appurtenances thereto together with any severance damages shall be the sole property of Lessor, except to the extent that any award is made for trade fixtures or equipment of Lessee which are not part of said real property and except to the extent that Lessee may be paid for moving costs.

23. ASSIGNMENT OR SUBLETTING. Lessee shall not, voluntarily or by operation of law, assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, or suffer any other person (with the exception of the agents, employees and business invitees of Lessee) to occupy or use the Premises, or any portion thereof, without the prior written consent of Lessor, which consent Lessor may not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance, subletting, occupation or use without such consent first had and obtained, shall be void and shall, at the option of Lessor, terminate this Lease. Any cumulative transfer of, in excess of twenty percent (20%) of interests in the partnership, if Lessee is a partnership, or in excess of fifty percent (50%) of the voting power of the corporation, if Lessee is a corporation, shall constitute a transfer for the purpose of this paragraph. Except that in the event that the assignee under an assignment approved by Lessor and/or such assignee's guarantor, is equally financially responsible as Lessee and the Guarantor of this Lease, and such assignee assumes the covenants and conditions of Lessee pursuant to this Lease, then Lessor shall release Lessee and the Guarantor of Lessee's obligations hereunder of their obligations hereunder and under such guaranty. Lessee shall remain obligated under the covenants and conditions of this Lease notwithstanding any such assignment or subletting.

     A consent to one assignment, transfer, encumbrance, or subletting to, or occupation or use by one person, is not deemed to be a consent to any subsequent assignment, transfer, encumbrance, subletting, occupation or use.

     Any assignment, transfer, mortgage, encumbrance, or subletting, occupation or use, whether with or without the consent of Lessor, shall automatically terminate any option to extend this Lease, whether or not such option shall have been exercised at the date of such assignment, transfer, mortgage, encumbrance, subletting, occupation or use, provided the extended term resulting from the exercise of such option shall not already have commenced.

     Lessor and Lessee hereby acknowledge that this Lease shall only confer upon Lessee the right to possess the Premises in accordance with the terms and conditions of this Lease and that Lessee shall not be entitled to any extra rents, charges, profits or other compensation for the assignment upon an assignment or subletting of Lessee's interest in the Premises. Any extra rents, charges, profits, or other compensation for the assignment payable by an assignee or subtenant of Lessee, or of Lessee's successor, shall become the property of, and be payable to, Lessor; but only in the event that the obligations of Lessee hereunder are released by Lessor and Lessee shall no longer be obligated under the covenants and conditions of this Lease.

     If Lessee shall request the consent of Lessor for any assignment, encumbrance, or subletting or any act Lessee proposes to do, and Lessor in its sole discretion deems it necessary to consult legal counsel in connection therewith, then Lessee shall pay all of Lessor's reasonable attorney's fees actually incurred and paid in connection therewith.

24. LESSEE'S BREACH. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

          a.   The abandonment of the Premises by Lessee;

          b. The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph;

          c. The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph b above, where such failure shall continue for a period of thirty (30) days after written notice hereof from Lessor to Lessee; provided, however that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion;

          d. (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days);
(iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. Provided, however, in the event that any provision of this paragraph is contrary to any applicable law, such provision shall be of no force or effect.

          e. The discovery by Lessor that any financial statement given to Lessor by Lessee, or any guarantor of Lessee's obligation hereunder was materially false.

     In the event of any breach by Lessee in the payment of rent or any material breach of any other covenant or condition of this Lease by Lessee not cured prior to the expiration of any applicable cure period, then Lessor besides other rights or remedies it may have, shall have the immediate right of reentry and may remove all personal property from the Premises; such property to be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, Lessee. Should Lessor elect to reenter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, relet said Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable with the right to make alterations and repairs to said Premises. Rental received by Lessor from such reletting shall be applied: first, to the payment of any cost of such reletting; second, to the payment of the cost of any necessary alterations and repairs to the Premises; third, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; fourth, to the payment of any rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. Should such rentals received from such reletting during any month be less than that agreed to be paid during that month by Lessee hereunder, then Lessee shall pay such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. Lessee shall also pay to Lessor, as soon as ascertained, the costs and expenses incurred by Lessor in such reletting or in making such alterations and repairs. No such reentry or taking possession of said Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless a termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for any breach in the payment of rent and any material breach of any other covenant or condition of this Lease which is not cured prior to the expiration of any applicable cure period. In addition to any other remedy Lessor may have, if Lessee breaches this Lease and abandons the Premises before the end of the term, or if Lessee's right to possession is terminated by Lessor because of a breach in the payment of rent and any material breach of any other covenant or condition of this Lease which is not cured prior to the expiration of any applicable cure period, then in either such case Lessor may recover from Lessee all damages suffered by Lessor as the result of Lessee's failure to perform its obligations hereunder, including but not limited to the cost of recovering the Premises, and the worth at the time of the award (computed in accordance with paragraph (b) of Section 1951.2 of the California Civil Code) of the amount by which the rent then unpaid hereunder for the balance of the Lease term exceeds the amount of such rental loss for the same period which Lessee proves, could be reasonably avoided by Lessor. The remedies given Lessor under the terms of this Lease shall be cumulative and in addition to any other rights or remedies which Lessor may have at law or otherwise.

     Lessor reserves the right to continue this Lease in effect for so long as Lessor does not terminate Lessee's right to possession and to enforce all its rights and remedies under this Lease including the right to recover the rent as it becomes due under this Lease in accordance with the provisions of Section 1951.4 of the Civil Code.

25. SUBORDINATION, NONDISTURBANCE AND ATTORNMENT. This Lease is subject and subordinate to:

          a. The lien of any mortgages, deeds of trust, or other encumbrances ("Encumbrances") of the Improvements and Property;

          b. All renewals, extensions, modifications, consolidations and replacements of the Encumbrances; and

          c. All advances made or hereafter to be made on the security of the Encumbrances.

          Despite any other provision of this paragraph 25, any Encumbrance holder may elect that this Lease shall be senior to and have priority over that Encumbrance whether this Lease is dated before or after the date of the Encumbrance. However, no such subordination shall be effective unless and until Lessor obtains from the holder of the Encumbrance placed against the Premises a nondisturbance agreement in recordable form, providing that in the event of any foreclosure, sale under a power of sale, ground or master lease termination, or transfer in lieu of any of the foregoing, or the exercise of any other remedy under any such Encumbrance:

               (i) Lessee's use, possession and enjoyment of the Premises shall not be disturbed and this Lease shall continue in full force and effect as long as Lessee is not in default; and

               (ii) this Lease shall automatically become a lease directly between any successor to Lessor's interest, as Lessor, and Lessee, as if that successor were the Lessor originally named in the Lease.

          d. If Lessee has received the nondisturbance agreement referred to in the paragraph immediately following 25c, above, Lessee shall, within ten (10) business days after Lessor's request, execute any further instruments or assurances in recordable form that Lessor reasonably considers necessary to evidence or confirm the subordination or superiority of this Lease to any such Encumbrances. Such subordination instrument(s) shall be strictly limited to matters contained in the nondisturbance agreement, and no such instrument may materially increase any of Lessee's obligations or materially decrease any Lessee's rights under this Lease. Lessee's failure to execute and deliver such instrument(s) shall constitute a default under this Lease only if Lessor has first delivered the nondisturbance agreement to Lessee. Lessee covenants and agrees to attorn to the transferee of Lessor's interest in the Premises by foreclosure, deed in lieu of foreclosure, exercise of any remedy provided in any Encumbrance, or operation of law (without any deductions or setoffs) except as expressly provided in this Lease or in any nondisturbance agreement, if requested to do so by the transferee, and to recognize the transferee as the Lessor under this Lease. The transferee shall not be liable for:

               (i) any acts, omissions, or defaults of Lessor that occurred before the sale or conveyance; or

               (ii) the return of any security deposit except for deposits actually paid to the transferee and except as expressly provided in this Lease or in any nondisturbance agreement.

          f. Lessee agrees to give written notice of any default by Lessor to the holder of any Encumbrance. Lessee agrees that, before it exercises any rights or remedies under the Lease, the lienholder or successorlessor shall have the right, but not the obligation, to cure the default within the same time, if any, given to Lessor to cure the default, plus an additional thirty (30) days. Lessee agrees that this cure period shall be extended by the time necessary for the lienholder to begin foreclosure proceedings and to obtain possession of the building or Premises, as applicable.

26. SURRENDER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing sublease or subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subleases or subtenancies.

27. ATTORNEYS' FEES. If either party to this Lease brings an action to enforce the terms hereof or declare rights hereunder the prevailing party in any such action shall be entitled to reasonable attorneys' fees as fixed by the Court incurred in the trial or appeal of such matter.

28. NOTICES. All notices shall be in writing. Notice shall be sufficiently given for all purposes as follows:

          a. When personally delivered to the recipient, notice is effective on delivery.

          b. When mailed by certified mail with return receipt requested, notice is effective on receipt if delivery is confirmed by a return receipt.

          c.   When delivered by overnight delivery Federal
Express/Airborne/United Parcel Service/DHL Worldwide Express or other commercial delivery service, with charges prepaid or charged to the sender's account, notice is effective on delivery if delivery is confirmed by the delivery service.

          d. When sent by telex or fax or electronic mail (also known as E-mail, and only available if the recipient has an E-mail address) to the last telex or fax or E-mail number of the recipient known to the party giving notice, notice is effective on receipt as long as (i) a duplicate copy of the notice is promptly given by certified mail or by overnight delivery or (ii) the receiving party or the sending equipment delivers a written confirmation of receipt. Any notice given by telex, fax number or E-mail shall be considered to have been received on the next business day if it is received after 5:00 p.m. (recipient's time) or on a nonbusiness day.

          e. Any correctly addressed notice that is refused, unclaimed or undeliverable because of an act or omission of the party to be notified shall be considered to be effective as of the first date that the notice was refused, unclaimed or considered undeliverable by the postal authorities, messenger or overnight delivery service.

          f. Addresses for purposes of giving notice are set forth at the end of this Lease opposite the signatories of the parties hereto. Either party may change its address or telex, fax number, or E-mail address by giving the other party notice of the change in any manner permitted by this paragraph 28.

29. SECURITY. If any security be given by Lessee to secure the faithful performance Of all or any of the covenants of this Lease on the part of Lessee, Lessor may transfer and/or deliver the security, as such, to the purchaser of the reversion, in the event that the reversion be sold, and Lessor shall be discharged from any further liability in reference there to upon such transferees written assumption of liability therefor.

30. WAIVER. The waiver by Lessor or Lessee of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained.

31. AUCTIONS. Lessee shall not conduct or cause to be conducted any auction, fire, closing out, going out of, business or bankruptcy sale on said Premises or the appurtenances thereto without the prior written consent of Lessor.

32. BINDING, MODIFICATION, ETC. This Lease shall inure to the benefit of and be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns; provided that no assignee for the benefit of creditors, trustee, receiver or referee in bankruptcy shall acquire any rights under this Lease by virtue of this paragraph; this Lease may be modified in writing only. This Lease constitutes the entire agreement of the parties who acknowledge that no oral or other representations have been made by themselves or any agent of either of them with respect to the condition of said Premises or any obligation of the Lessor hereunder or otherwise. The parties agree to execute any documents necessary to carry this Lease into effect.

33. OVERDUE RENT. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the term of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding any other provision of this Lease to the contrary.

34. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Lessee to Lessor which is not paid when due shall bear interest at the rate of twelve percent (12%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Lessee under this Lease. The payment of interest on such past due obligations shall not excuse or cure any default by Lessee under this Lease. In the event the interest rate specified in this Lease is greater than the rate permitted by law, then the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

35.  ESTOPPEL CERTIFICATE.

          a. Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessee or Lessor hereunder, or specifying such defaults if any are claimed; and (iii) such other information reasonably requested by Lessor or a lender to or purchaser from Lessor. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          b. If Lessee fails to deliver such statement within such time, such failure shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one (1) month's rent has been paid in advance.

          c. If Lessor desires to finance, refinance or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

          d. Lessee shall be responsible for any and all damages Lessor can reasonably show were caused by or related to Lessee's failure to comply with the time periods set forth in this paragraph 35.

36. UNDERGROUND TANKS. Lessor represents to Lessee that to the best of Lessor's actual knowledge without independent investigation or inquiry, as of the date of this Lease, there are no underground storage tanks upon the Property. Notwithstanding anything to the contrary set forth herein, Lessee shall not install underground or above ground storage tanks as defined by any and all applicable laws of any size or shape in the Premises without the prior consent of Lessor. Lessor shall have the right to condition its consent upon Lessee giving Lessor such assurances that Lessor, in its absolute discretion, deems reasonably necessary to protect itself against potential problems concerning the installation, use, removal and contamination of the Premises as a result of the installation and/or use of said tanks. Upon termination of this Lease, Lessee shall at its sole cost and expenses, remove the tanks from the Premises, remove and replace any contaminated soil (and compact the same as then required by law) and repair any damage to the Premises caused by said installation and/or removal, pursuant to all applicable laws, and the supervisions and approval of Lessor.

37.  HAZARDOUS WASTE; ENVIRONMENTAL AND RELATED MATTERS.

          a. Lessor shall promptly furnish or shall have furnished to Lessee prior to the date hereof copies of any and all environmental site assessments or hazardous substance reports of the Premises prepared by or for Lessor or others within the possession of control of Lessor (the "Reports"). Notwithstanding any of the foregoing, Lessee's obligations hereunder shall be contingent upon Lessee's satisfaction with and approval of the Reports and the environmental condition of the Premises as described in the Reports. If Lessee shall fail to disapprove the Reports and the Premises in writing to be delivered to Lessor within the latter to occur of ten (10) days of the receipt by Lessee of the Reports, or July 11, 1997, then Lessee conclusively shall have been deemed to have approved the Reports and the Premises, and this Lease shall be and remain in full force and effect. If Lessee shall, within the latter of said time periods to disapprove the Reports or the environmental condition of the Premises as described in the Reports, by notice in writing to Lessor, then this Lease shall immediately terminate and neither party shall have any further obligation or liability to the other party hereunder.

          b. During Lessee's inspection of the Premises prior to the date of execution of this Lease, an objectionable odor existed near the street in front of the building. Representatives of the City of Garden Grove performed maintenance work to the storm drain in front of the building and within the street right of way and a missing cover to a sewer line was installed. Lessee shall have until on or before July 11, 1997 within which to satisfy itself that the objectionable odor problem has been corrected to the satisfaction of Lessee. If Lessee shall fail to disapprove the status of the correction to the odor problem in writing to be delivered to Lessor no later than July 11, 1997, then Lessee conclusively shall have been deemed to have approved the status of the correction of the odor problem, and this Lease shall be and remain in full force and effect. If Lessee shall, on or before July 11, 1997 disapprove the status of correction of the odor problem, by notice in writing to Lessor, then this Lease shall immediately terminate and neither party shall have any further obligation or liability to the other party hereunder. Lessee shall cooperate with Lessor and Lessor shall use Lessor's commercially reasonable best efforts to cause the City of Garden Grove to take such action as may be necessary to correct the said odor problem.

          c. Lessor warrants and represents to Lessee that, to the best of Lessor's actual knowledge without independent investigation or inquiry, as of the date of this Lease:

               (i) there has been no release onto our under the Premises or the building of any Hazardous Materials (as defined below) in violation of any Environmental Law;

               (ii) the Improvements contain no PCBs, PCB-contaminated electrical equipment, or asbestos-containing materials;

               (iii) Lessor has received no notice that the Premises or the Improvements are in violation of any Environmental Law.

          d. Lessee, at Lessee's sole cost and expense, shall comply with, and shall not use the Premises or suffer or permit anything to be done in, on, or about the Premises which will in any way conflict with any applicable federal, state and local laws, regulations, ordinances, orders or requirements pertaining to Hazardous Materials, waste disposal, air or water quality, and other environmental and health and safety matters (collectively, "Hazardous Materials Laws"). For purposes of this Lease, the term "Hazardous Materials" means any substance, material, waste, contaminant or pollutant (i) determined by any federal, state or local government agency, court, judicial or quasi-judicial body or legislative or quasi-legislative body to be hazardous, toxic, infectious, radioactive, persistent or bioaccumulative, or to require removal, treatment or remediation; (ii) which results in liability to any person or entity for exposure to or discharge of such substance; or (iii) which becomes subject to any Hazardous Materials Law.

          e. Lessee shall not cause, suffer or permit any Hazardous Materials to be brought upon, stored, used, generated, released into the environment or disposed of on, under, from, or about the Premises (which for purposes of the Lease includes, but is not limited to, subsurface soil and groundwater), without the prior written consent of Lessor. Excluded from the prohibition contained in this subparagraph are such Hazardous Materials as are necessary or useful to Lessee's business, provided that such Hazardous Materials are generated, stored, used and disposed of in compliance with all applicable Hazardous Materials Laws.

          f. Promptly upon request therefor, Lessee will provide Lessor with true, correct, complete and legible copies of any environmental site assessments pertaining to the Premises prepared by or on behalf of Lessee; reports filed pursuant to self-reporting requirements under any Hazardous Materials Laws; permits, permit applications, monitoring reports, workplace exposure and community exposure warnings or notices reports, plans or documents in Lessee's possession or control relating to Hazardous Materials on, under or about the Premises.

          g. Lessee shall notify Lessor in writing immediately upon becoming aware of: (i) any enforcement, cleanup, remediation or other action threatened, instituted or completed by anyone with respect to Hazardous Materials on, under or about the Premises; (ii) any claim threatened or made by any person against Lessee for personal injury, property damage, other losses, contribution, cost recovery, compensation or any other matter relating to Hazardous Materials and the Premises; or (iii) any spilling, leaking, dumping or releasing of Hazardous Materials in, on, under or about the Premises that triggers reporting, disclosure, investigation or cleanup obligations under any Hazardous Materials Law. Lessee shall provide to Lessor as promptly as possible, and in any event within five (5) business days after Lessee first receive or sends the same, copies of all claims, reports, complaints, notices, warnings, correspondence or other documents relating in any way to the foregoing.

          h. If Hazardous Materials contamination caused, suffered or permitted by Lessee is discovered on, under or about the Premises, Lessee shall, as its sole cost and expense, promptly (i) notify Lessor; (ii) undertake site investigation activities necessary to characterize the nature and extent of such contamination; (iii) prepare and provide to Lessor a cleanup plan to remove or remediate the contamination; and (iv) upon Lessor's approval (and upon the approval of any governmental or regulatory agency overseeing the site investigation or cleanup activities), promptly implement the cleanup plan in accordance with applicable Hazardous Materials Laws. In the event that Lessee fails, after reasonable notice and request therefor by Lessor, to take any of the actions required hereunder Lessor may itself take such action and Lessee shall promptly reimburse Lessor for all costs and expenses Lessor incurs in connection with such action.

          i. To the fullest extent permitted by law, Lessee will indemnify, hold harmless, protect and defend (with attorneys acceptable to Lessor) Lessor and Lessor's officers, directors, shareholders, employees and agents, and any successors to all or any portion of Lessor's interest in the Premises and their directors, officers, partners, employees, authorized agents, representatives, affiliates and mortgagees, from and against any and all liabilities, losses, damages (including, without limitation, damages for the loss or restriction on use of rentable or usable space or any amenity of the Premises or damages arising from any adverse impact on marketing of space in the Premises), diminution in the value of the Premises, judgments, fines, demands, claims, recoveries, deficiencies, costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements and court costs and all other professional or consultant's expenses), whether foreseeable or unforeseeable, arising directly or indirectly out of the presence, use, generation, storage, treatment, on or off-site disposal, or transportation of Hazardous Materials on, into, from, under, or about the Premises by Lessee, its agents, employees, contractors, licensees or invitees.

          j. To the fullest extent permitted by law, Lessor will indemnify, hold harmless, protect and defend (with attorneys acceptable to Lessee) Lessee and Lessee's officers, directors, shareholders, employees and agents, and any successors to all or any portion of Lessee's interest in the Premises and their directors, officers, partners, employees, authorized agents, representatives, affiliates and mortgagees, from and against any and all liabilities, losses, damages, judgments, fines, demands, claims, recoveries, deficiencies, costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements and court costs and all other professional or consultants' expenses), whether foreseeable or unforeseeable, arising directly or indirectly out of the breach of the warranty and representation set forth in paragraph 37a, above, or the presence, prior to the date of this Lease of hazardous substances upon or under the Premises.

          k. Upon the expiration or termination of this Lease, Lessee shall cause to be removed from the Premises all Hazardous Materials brought upon, used, kept or stored in, on, under or about the Premises by Lessee, as well as all receptacles or containers therefor, and shall cause such Hazardous Materials and such receptacles or containers to be stored, treated, transported and/or disposed of in compliance with all applicable Hazardous Materials Laws. Lessee shall, at its sole cost and expense, repair any damage to the Premises resulting from Lessee's removal of such Hazardous Materials and receptacle or containers therefor. Lessee's obligation to pay rent shall continue until such removal by Lessee has been completed to Lessor's satisfaction, notwithstanding the expiration or early termination or cancellation of the term of this Lease. To ensure performance of Lessee's obligations hereunder, Lessor may, at any time within one (1) year of the expiration of this Lease, or upon the occurrence of a material default under this Lease by Lessee, require that Lessee promptly commence and diligently prosecute to completion an environmental evaluation of the Premises. In connection therewith, Lessor may require Lessee, at Lessee's sole cost and expense, to hire an outside consultant satisfactory to Lessor to perform a complete environmental audit of the Premises, an executed copy of which audit shall be delivered to Lessor within thirty (30) days after Lessor's request therefor. If Lessee or the environmental audit discloses the existence of Hazardous Materials on, under, or about the Premises, Lessee will, at Lessor's request, prepare and submit to Lessor within thirty (30) days after such request a comprehensive clean-up plan, subject to Lessor's approval, specifying the actions to be taken by Lessee to return the Premises to the condition existing prior to the introduction of such Hazardous Materials. Upon Lessor's approval of such clean-up plan, Lessee will, at Lessee's sole cost and expense, without limitation on any rights and remedies of Lessor under this Lease, immediately implement such plan and proceed to clean up such Hazardous Materials in accordance with all Hazardous Materials Laws as required by such plan and this Lease.

          l. The obligations in this paragraph 37 shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations hereunder unless it specifically states Lessor's intentions to release Lessee with respect thereto.

38. RECORDATION OF SHORT FORM. Either party may record a short form of this Lease stating only that the Premises have been leased on the date hereof and that any subsequent purchaser of the Premises or any part thereof shall be bound by all the terms hereof.

39. GOVERNING LAW. This Lease shall be governed by and enforced in accordance with the laws of the State of California.

40.  HEADINGS. Paragraph headings are not a part of this Lease.

41.  LESSEE'S BUILDING IMPROVEMENTS PROVIDED BY LESSOR

          a. Lessor agrees, at Lessor's expense, as soon as practical after executing this Lease, to cause the preparation of construction drawings and specifications, to secure requisite building permits, and to construct the following tenant improvements:

               (i) Enclosed and air-condition the warehouse area under and above the mezzanine by constructing a dry wall at and above the mezzanine line, across the entire width of the building. Said wall to provide for appropriate man door access and interior windows at mutually agreeable locations. Interior walls and t-bar ceiling of these areas to be painted white. First floor area to be dust sealed and second floor area to be covered with industrial grade tile.

              (ii)  Refurbish existing office area including:

                    1.   New carpet and tile. (Lessee's choice of color)
                    2.   New paint. (Lessee's choice of color)
                    3. Repair or replace damaged ceiling tiles and vents where necessary; but the replacement or repair of individual tiles will not result in a color mismatch between existing and new or replaced tiles.
             (iii) Duplicate existing restroom in warehouse area as shown on the attached Exhibit "A."

          b. Lessor agrees to pursue such construction diligently to completion but shall be under no liability for damage, costs or expense resulting from delays occasioned by acts of God, of the government, of the elements, public enemy, or by fire, flood, storm, earthquake, freight embargoes, inability to obtain labor or materials, strikes, boycotts, delays by contractors or subcontractors for any of the above or any other causes, delays by Lessee in approving either materials or colors which Lessee has the right to approve, or by other causes beyond Lessor's control.

          c. Upon the termination or cancellation of this Lease for any reason, expiration, failure to extend or default by Lessee, the building improvements shall remain the property of Lessor and Lessee shall not be obligated or entitled to remove them unless notified, in writing prior to construction, by Lessor to the contrary.

42. OPTION TO EXTEND LEASE. In the event that Lessee shall not be in default in the performance of any term or condition of this Lease, then upon the expiration of the Lease term, Lessee shall have the option to extend the Lease for an additional term of five (5) years. Lessee's rights to exercise the option are contingent upon Lessee not being in default in the performance of any term or condition of this Lease or if in default, Lessee shall have cured the same prior to the deadline for exercising the extension option. During the extension period, all the terms and conditions of this Lease shall remain in effect except that the base rental for the extension period will be determined as set forth in paragraph 43, entitled "Rent Determination for Extended Period," and the rental commencing on the thirty-first (31st) month of the extended period will be adjusted as provided in paragraph 44, entitled "Rental Escalations."

     The option must be exercised by Lessee, if at all, prior to a date which shall be six (6) months prior to the expiration of the Lease term, by notice to Lessor stating that Lessee is exercising its option to extend. Such exercise of the option shall automatically extend the term of the Lease upon the terms and conditions herein set forth, and no further writing need be executed by Lessee or Lessor, except that no term extension shall occur or take effect if, prior to its commencement, Lessee shall have assigned or sublet (by operation of law or otherwise and with or without Lessor's consent) this Lease or the Premises. Once exercised, Lessee shall not have the right to revoke its election to exercise the option. In the event that the option is not exercised as provided for herein within the time provided for, the option shall expire, and Lessee shall have no further right to renew or extend the Lease.

43. REM DETERMINATION FOR EXTENDED PERIOD. Prior to the commencement of the extended period, the base rental initially payable for such period shall be determined as follows:

          a. Lessee shall, not less than six (6) months nor more than one (1) year before expiration of the initial term, give Lessor written notice of its desire to determine Rent for the extended period. Lessor and Lessee shall have thirty (30) days after Lessor receives such notice to agree in writing to said Rent, which writing signed by each party shall constitute an amendment to this Lease determining the Rent and extending the term in conformity with this Lease.

          b. If Lessor and Lessee shall fail to reach an agreement as provided in subparagraph 43a, the option to extend shall terminate unless within ten (10) business days after the expiration of the thirty (30) day notice specified in paragraph 43a, Lessee shall give Lessor a notice of its desire to determine the such Rent by appraisement, designating a qualified appraiser for the purpose. Unless, within ten (10) business days after receipt of such notice, Lessor shall designate a qualified appraiser, it shall be deemed to have accepted the qualified appraiser designated by Lessee. For purposes hereof, the term "qualified appraiser" shall mean a Member of the Appraisal Institute with not less than five (5) years' experience in appraising commercial rental properties in Orange County in the State of California and without financial, family, or business connections with either Lessor or Lessee, or any affiliate of Lessor or Lessee, or the officers, directors or employees of any of them.

     The appraiser or appraisers so appointed shall, within forty-five (45) days of his appointment or of the later of the appointments, submit to Lessor and Lessee appraisal(s) of the Rent for the Extended Term, expressed in terms of a fair monthly rental value in the context of a five (5) year lease, on substantially the terms made herein applicable to the extended term for the then use of the Premises.

     The Rent for the Extended Term shall be either (i) the amount of the appraisal of the single appraiser; or (ii) where there are two appraisers, the agreed appraisal, if both appraisers are in agreement, or, if they are not in agreement, the average of the two appraisals if the higher does not exceed the lower by more than five percentage (5%) of the lower. If the appraisals determined by the two appraisers hereinbefore appointed differ by more than five percent (5%), then the two appraisers shall appoint a third qualified appraiser who shall submit to Lessor and Lessee within the next ensuing forty-five (45) days an appraisal of the fair rental value of the Premises. The Rent for the Extended Term shall be the average of all three appraisals, unless one appraisal exceeds or is less than an average of the two closer appraisals by more than ten percent (10%), in which case such appraisal will be discarded and the Rent for the Extended Term shall be the average of the two closer appraisals.

          c. When the Rent for the Extended Term shall have been determined as aforesaid, the Lease shall be amended to reflect said monthly rent payable for the extended term.

          d. The cost of the appraisal procedure shall be divided equally between the parties.

          e. Time is of the essence as to the exercise of the extension option by Lessee and of the appraisal procedures specified in this paragraph 43; any failure by Lessee to meet the deadlines herein specified, unless the delay shall have been contributed to by Lessor's actions or omissions, shall terminate this option to extend.

          f. In no event shall such adjusted monthly rent be less than the rent payable for the month immediately preceding the date of such rent adjustment.

44. RENTAL ESCALATIONS. The amount of the rental payable during the extension period of this Lease shall be subject to adjustment effective the first day of the thirty-first (31st) month of the extension period. Such adjustment will be made by dividing the amount of monthly rental payable on the first day of the extension period by the figure shown in the Consumer's Price Index for All Urban Consumers for the Los Angeles-Anaheim-Riverside area (1982-84 = 100), published monthly in the Monthly Labor Review of the Bureau of Labor Statistics of the United States Department of Labor (or the successor which most closely resemble such Index) for the third month prior to the month in which the extension period commenced, and multiplying the result by the corresponding Index figure for the third month prior to the thirty-first (31st) month of such term or period; provided, however, no reduction in the amount of rent then in effect resulting from such calculation shall occur; provided, however, that the excalated rent shall not be less than four percent (4%) and not greater than eight percent (8%) more than the rent for the first thirty (30) months of the extended term, determined in accordance with paragraph 43, above.

45. HOLDING OVER. Any holding over after the expiration of the initial term, with the consent of Lessor, shall be construed to be a tenancy from month to month, at a rental of Fifty-Six Thousand Four Hundred Eight and 16/100 ($56,408.16) Dollars per month and shall otherwise be on the terms and conditions herein specified so far as applicable. Any holding over at the end of the extended term, if applicable, shall be subject to the same provisions, except that the hold over rental shall be increased by twenty-five percent (25%) over the rent immediately prior to the hold over.

46. COUNTERPARTS. This Lease may be executed in multiple counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease on the date set forth opposite their signatures.

Dated:    20 June 1997                  KILROY REALTY, L.P.,
       -----------------------          A Delaware Limited Partnership

ADDRESS FOR NOTICES:                    By:  KILROY REALTY CORPORATION,
                                             A Maryland Corporation,
2250 E. Imperial Highway                     General Partner
Suite 1200
El Segundo, CA 90245
Telex:                                       By: /s/ Illegible
       -----------------------                  --------------------------
Fax:      (310) 322-5981
       -----------------------
E-mail:                                      Title:  EVP-COO
       -----------------------                     -----------------------

with a copy to:                                          "LESSOR"

------------------------------

------------------------------

------------------------------


Dated:                                  HOLLINGSEAD INTERNATIONAL,
       -----------------------          A California Corporation

Address for Notices:

2361 Rosecrans Avenue                   By:  /s/ RJ MacDonald
Suite 180                                   ------------------------
El Segundo, CA 90245                    Title:  Vice-Chairman
Telex:                                        ----------------------
      ------------------------
Fax:   (310) 643-0746                               "LESSEE"
     -------------------------
E-mail:
        ----------------------


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